UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2004


                             Staktek Holdings, Inc.

             (Exact name of registrant as specified in its charter)

                                    000-50553
                            (Commission File Number)


                  Delaware                                 56-2354935
        (State or other jurisdiction                      (IRS Employer
             of incorporation)                         Identification No.)


      8900 Shoal Creek Blvd, Suite 125
               Austin, Texas                                  78757
  (Address of principal executive offices)                 (Zip Code)

                                 (512) 454-9531
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

     (c) Exhibits.



Exhibit No.   Description
-----------   -----------
99.1          Press Release, dated April 28, 2004, announcing, among other things, first quarter results for 2004


Item 12. Results of Operation and Financial Condition.

      On April 28, 2004, Staktek Holdings, Inc. ("Staktek") issued a press release announcing its first quarter results for 2004. The full text of the press release is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release contains forward-looking statements regarding Staktek and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

      The information in this Current Report on Form 8-K, and the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

      Use of Non-GAAP Financial Information

      Staktek provides a non-GAAP measure of operating income, income available to common stockholders and earnings per diluted share in its earnings release. The presentation is intended to be a supplemental measure of performance and excludes (i) non-cash charges for amortization of acquisition intangibles and stock-based compensation, and (ii) non-recurring charges associated with the acquisition of Staktek Corporation in August 2003. Staktek has chosen to provide this information to investors because it believes that excluding these charges represents a better basis for the comparison of its current results to its results for periods prior to its acquisition and initial public offering and to the results of its peer companies. In addition, Staktek believes that it provides a means to highlight the results of core ongoing operations to investors. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

      The non-GAAP financial measures included in the press release have been reconciled to the corresponding GAAP financial measures as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  STAKTEK HOLDINGS, INC.


Dated: April 28, 2004                             By:   /s/ W. Kirk Patterson
                                                        ------------------------
                                                        Vice President and
                                                        Chief Financial Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.

99.1                  Press Release dated April 28, 2004.